(10) (a) Consent of Deloitte & Touche LLP.

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 033-54116 of Intramerica Variable Annuity Account of Intramerica Life Insurance Company on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedule of Intramerica Life Insurance Company, and our report dated March 27, 2000 relating to the financial statements of Intramerica Variable Annuity Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Intramerica Variable Annuity Account of Intramerica Life Insurance Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.



Chicago, Illinois
April 28, 2000



(10) (b) Consent of PricewaterhouseCoopers LLP.

CONSENT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Intramerica Life Insurance Company


We hereby consent to the inclusion of the following in the Post-Effective Amendment No. 11 to the Registration Statement of the Intramerica Variable Annuity Account on Form N-4 (File No. 811-5649 and Registration No. 33-54116):

o Our report dated February 17, 1999, on our audit of the financial statement of Intramerica Variable Annuity Account for the year ended December 31, 1998.
o Our report dated February 17, 1999, on our audits of the financial statements of Intramerica Life Insurance Company as of December 31, 1998 and for each of the two years in the period ended December 31, 1998.
o       The  reference to our firm under the caption Experts.



Pricewaterhouse Coopers LLP

April 26, 2000

10(c)       Consent of Freedman, Levy, Kroll & Simonds

FREEDMAN, LEVY, KROLL & SIMONDS



                                       CONSENT OF
                             FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Intramerica Variable Annuity Account (File No. 033-54116).



                                            /s/  Freedman, Levy, Kroll & Simonds
                                            FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 30, 2000